SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 of 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 1998

        CATERPILLAR FINANCIAL ASSET TRUST 1998-A
          (Exact name of Registrant as specified in charter)

                               Delaware
                      (State or other jurisdiction
                           of incorporation)

333-24373-01
(Commission File Number)                       (IRS Employer I.D.
No.)

c/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:      (702)735-2514
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Item 7.  Financial Statements, and Exhibits
  (c)     Exhibits
          Exhibit
          Number         Description
          99.1           Report of Independant Accountants
          99.2           Statement of Financial Position
          99.3           Statement of Revenues Collected and Expenses Paid
          99.4           Notes to Financial Statements

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                              SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CATERPILLAR FINANCIAL ASSET TRUST 1998-A
                    By: CATERPILLAR FINANCIAL SERVICES CORPORATION
                    (Servicer)


                                                By: /s/Edward J. Scott
                                                  Edward J. Scott,Treasurer


DATE: March 30, 1999
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                             EXHIBIT INDEX

Exhibit
Number           Description
Page
99.1                 Report of Independant Accountants                     5
99.2                 Statement of Financial Position                       6
99.3                 Statement of Revenues Collected and Expenses Paid     6
99.4                 Notes to the Financial Statements                     7

                 Report of Independent Accountants

February 22, 1999

To the Certificateholder of the Caterpillar Financial Asset Trust
1998-A and Caterpillar Financial Services Corporation, as servicer:

We have audited the accompanying statement of financial position arising from cash transactions of Caterpillar Financial Asset Trust 1998-A as of December 31, 1998, and the related statement of revenues collected and expenses paid for the period from July 1, 1998 (date of formation) to December 31, 1998. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared on the basis of cash receipts and disbursements, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements audited by us present fairly, in all material respects, the assets and liabilities arising from cash transactions of Caterpillar Financial Asset Trust 1998-A as of December 31, 1998, and its revenues collected and expenses paid during the period from July 1, 1998 (date of formation) to December 31, 1998, on the basis of accounting described in Note 1.


s\  PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York

Caterpillar Financial Asset Trust 1998-A

Statement of Financial Position
December 31, 1998
(Thousands of Dollars)

           Assets:
               Restricted cash                             $  9,390
               Investment in finance receivables            513,738
           Total assets                                    $523,128


           Liabilities and undivided
           interests:
              Notes payable                                $497,241
           Total liabilities                                497,241

              Undivided interests                            25,887
           Total liabilities and undivided interests       $523,128



Statement of Revenues Collected and Expenses Paid
For the period from July 1, 1998 (date of formation) to December 31, 1998 (Thousands of Dollars)

                  Revenues collected:
                     Retail finance income     $ 17,280
                     Other income                   209
                  Total revenues collected     $ 17,489


                  Expenses paid:
                     Interest                  $ 12,825
                     Servicing fees               2,373
                     Other                            9
                  Total expenses paid            15,207


                  Revenues collected in excess
                  of expenses paid             $  2,282

          See accompanying Notes to Financial Statements
             Caterpillar Financial Asset Trust 1998-A

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                   Notes to Financial Statements
                   (Dollar amounts in thousands)

Note 1- Summary of Business and Accounting Policies

A. Business

     Caterpillar Financial Asset Trust 1998-A (the "Trust") is a Delaware business trust formed by Caterpillar Financial Funding Corporation (the "Seller") and Chase Manhattan Bank pursuant to the Trust Agreement dated July 1, 1998. On July 31, 1998, the Trust purchased a $605,679 pool of fixed rate retail installment sales contracts and finance leases (the "Receivables") from the Seller (Note 3). Concurrently, the Trust issued $589,290 in notes (the "Notes") which are secured by the Receivables and other assets of the Trust pursuant to an Indenture dated July 1, 1998, between the Issuer and The First National Bank of Chicago (the
"Indenture Trustee").   The Trust also issued $16,389 in asset
backed certificates (the "Certificates") which were not offered and are retained by the Seller. The Notes represent indebtedness of the Trust, and the Certificates represent fractional undivided interests in the Trust.

     The activities of the Trust are limited by the terms of the Trust Agreement to acquiring, holding and managing the Receivables, issuing and making payment on the Notes and the Certificates (Note
4) and other activities related thereto.

B. Basis of Accounting

     The financial statements of the Trust are prepared on the basis of cash receipts and cash disbursements. Such financial statements differ from financial statements prepared in accordance with generally accepted accounting principles in that interest income and the related assets are recognized when received rather than when earned, and distributions to noteholders/certificateholders are recognized when paid rather than when the obligation is incurred. Certain expenses of the Trust are paid by the Seller.

Note 2- Restricted cash

     Restricted cash includes all monies held in one or more accounts (the "Trust Accounts") established and maintained by the servicer, Caterpillar Financial Services Corporation, and the Seller in accordance with the Sale and Servicing Agreement dated July 1, 1998. The Trust Accounts are under the control of the Indenture Trustee solely for the benefit of the noteholders and the certificateholders, as applicable.

Note 3- The Receivables

     The Receivables consist of fixed rate retail installment sales contracts and finance leases secured by new and used machinery manufactured primarily by Caterpillar Inc., including rights to receive certain payments made with respect to such Receivables.


Note 4- Notes and Certificates

The original aggregate principal amounts of the Notes by class were as follows:
Class A-1 (5.6375%) Asset Backed  Notes  $164,000
Class A-2 (5.75%) Asset Backed Notes $218,000
Class A-3 (5.85%) Asset Backed Notes $183,114
Class B (5.85%) Asset Backed Notes  $24,176

     Principal and interest on the Notes is payable monthly on each distribution date commencing August 25, 1998 provided that no principal payments in respect of (i) the Class A-2 Notes will be made until the Class A-1 notes have been paid in full, (ii) the Class A-3 Notes will be made until the Class A-2 Notes have been paid in full and (iii) the Class B Notes will be made until the Class A-3 Notes have been paid in full.

     Distributions with respect to the Certificates are subordinated to the right of the noteholders to receive payments of interest on and principal of the Notes.

Note 5- Income Taxes

     The Trust is not classified as an association taxable as a corporation for United States federal income tax purposes. The Trust qualifies as a "financial asset securitization investment trust" within the meaning of Sections 860H through 860L of the Code. Based upon consultation with outside counsel, the Trust is of the opinion that it is not subject to taxation.
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